                                                                      Exhibit 24

                                POWER OF ATTORNEY

     Each person  executing  this Power of Attorney  hereby  appoints  Eugene W.
Landy and Anna T. Chew,  or either of them,  as his or her  attorney-in-fact  to execute and to file such amendments to this Form S-3  Registration  Statement as such  attorneys-in-fact,  or either of them, may deem  appropriate,  or withdraw from the registration process this Registration Statement.

     This Power of  Attorney  has been  signed by the  following  persons in the capacities indicated on this 12th day of March, 2004.

        /s/ Eugene W. Landy                     /s/ Matthew I. Hirsch
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            Eugene W. Landy                         Matthew I. Hirsch
         Chairman of the Board,                         Director
         President and Director

     /s/ Cynthia J. Morgenstern                /s/ Charles P. Kaempffer
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         Cynthia J. Morgenstern                    Charles P. Kaempffer
  Executive Vice President and Director                 Director

      /s/ Ernest V. Bencivenga                   /s/ Samuel A. Landy
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          Ernest V. Bencivenga                       Samuel A. Landy
         Treasurer and Director                         Director

         /s/ Anna T. Chew                        /s/ John R. Sampson
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             Anna T. Chew                            John R. Sampson
  Chief Financial Officer and Director                  Director

      /s/ Daniel D. Cronheim                    /s/ Peter J. Weidhorn
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          Daniel D. Cronheim                        Peter J. Weidhorn
               Director                                 Director

                                                /s/ Stephen B. Wolgin
                                          --------------------------------------
                                                    Stephen B. Wolgin
                                                        Director